SECURITY AGREEMENT

This Security Agreement (the “Agreement”) is made as of March 12, 2009 by and among NetFabric Holdings, Inc., a Delaware corporation (“NetFabric”) and NetFabric Technologies, Inc. d/b/a UCA Services, Inc., a New Jersey corporation and a wholly-owned subsidiary of NetFabric (“UCA”), in favor of Fortify Infrastructure Services, Inc., a Delaware corporation (the “Secured Party”).  NetFabric and UCA are sometimes referred to herein as “Debtor” and collectively as “Debtors.”

RECITALS

Secured Party has (i) purchased from UCA a Secured Promissory Note of even date herewith (the “Note”) pursuant to which the Debtor is borrowing $5,000,000.00 from Secured Party in accordance with the terms and conditions set forth in the Note and the Convertible Note Purchase Agreement of even date herewith (the “Note Purchase Agreement”), and (ii) agreed to extend a credit facility to UCA in an amount not to exceed $1,000,000.00 from which UCA may draw down for working capital purposes pursuant to the terms and conditions set forth in the Credit Agreement of even date herewith (the “Credit Agreement”).  NetFabric has guaranteed the obligations of UCA under each of the Note, the Note Purchase Agreement and the Credit Agreement on the terms set forth therein and herein and as set forth in that certain Stock Pledge Agreement of even date herewith (the “Pledge Agreement”).

In addition to the foregoing, NetFabric and the Secured Party have entered into an Option Agreement of even date herewith (the “Option Agreement”) pursuant to which NetFabric has granted to Secured Party the option to purchase all of the equity securities of UCA currently owned or hereafter acquired by NetFabric on the terms and conditions set forth therein.  The Note, the Note Purchase Agreement, the Credit Agreement, the Pledge Agreement, the Option Agreement and this Agreement are referred to herein as the “Transaction Agreements.”

The parties intend that UCA’s obligations to repay the Note and the amounts drawn under the Credit Agreement, as well as UCA’s representation, warranties and obligations under the Transaction Agreements, be secured by all of the assets of the UCA.  The parties further agree that Netfabic’s obligations under the Transaction Agreements, as well as NetFabric’s guarantee of UCA’s obligations thereunder, be secured by all of the assets of NetFabric.  For the avoidance of doubt, each of NetFabric and UCA shall be jointly and severally liable of their respective obligations under this Agreement and the Transaction Agreements.

AGREEMENT

In consideration of the loan to UCA by Secured Party pursuant to the Note and the Credit Agreement and for other good and valuable consideration, each Debtor hereby agrees with the Secured Party as follows:

1.           Grant of Security Interest.  To secure each Debtor’s full and timely performance of all of obligations and liabilities to the Secured Party pursuant to the Transaction Agreements (including, without limitation, each Debtor’s obligation to timely pay the principal amount of, and interest on, the Note and amounts drawn pursuant to the Credit Agreement) (the “Obligations”), each Debtor hereby grant to the Secured Party a continuing security interest (the “Security Interest”) in and to all of the property described on Exhibit A (in the case of UCA) and Exhibit B (in the case of NetFabric) to this Agreement (the “Collateral”).  The Security Interest shall be a first and prior interest in all of the Collateral.

2.           Covenants.  Each Debtor covenants and agrees with the Secured Party that, from and after the date of this Agreement until the Obligations are paid or satisfied in full:

(a)          Other Liens.  Except for the Security Interest, such Debtor is the owner of the Collateral and will be the owner of the Collateral hereafter acquired free from any adverse lien, security interest or encumbrance, and such Debtor will defend the Collateral against the claims and demands of all persons at any time claiming the same or any interest therein.  No financing statements covering any Collateral or any proceeds thereof are on file in any public office.

(b)          Further Documentation.

(i)  At any time and from time to time, upon the written request of the Secured Party, and at the sole expense of the Debtors, such Debtor will promptly and duly execute and deliver such further instruments and documents and take such further action as the Secured Party may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, filing any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the liens created hereby.  Each Debtor also hereby authorizes the Secured Party to file any such financing or continuation statement without the signature of such Debtor to the extent permitted by applicable law.  A reproduction of this Agreement shall be sufficient as a financing statement (or as an exhibit to a financing statement on form UCC-1) for filing in any jurisdiction.

(ii)  If any Collateral is at any time in the possession or control of any warehouseman, bailee or such other agents or processors, then each Debtor shall notify the Secured Party thereof and, upon request by the Secured Party, shall obtain a bailee letter acknowledged by the bailee that notifies such person of the Secured Party’s Security Interest in and to such Collateral and instructs such person to hold all such Collateral for the Secured Party’s account subject to the Secured Party’s instructions, unless the Secured Party agrees in writing to waive such bailee letter requirement.  If at any time any Collateral is located in any operating facility of the Debtors that is leased by such Debtor, then such Debtor shall notify the Secured Party thereof and, upon request by the Secured Party, shall obtain written landlord lien waivers or subordinations, in form and substance reasonably satisfactory to the Secured Party, that waive or subordinate all present and future liens which the owner or lessor of such premises may be entitled to assert against the Collateral.

(iii)  From time to time, each Debtor shall, upon the Secured Party’s request, execute and deliver confirmatory written instruments pledging the Collateral to the Secured Party, but such Debtor’s failure to do so shall not affect or limit any Security Interest or any other rights of the Secured Party in and to the Collateral with respect to such Debtor.  So long as there are amounts owing in respect of the Note and the Credit Agreement and until all Obligations have been satisfied in full, the Secured Party’s Security Interest in and to the Collateral shall continue in full force and effect in and to all Collateral.

(c)           Indemnification.  Each Debtor agrees to defend, indemnify and hold harmless the Secured Party against any and all liabilities, costs and expenses (including, without limitation, legal fees and expenses): (i) with respect to, or resulting from, any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay in complying with any law, rule, regulation or order of any governmental authority applicable to any of the Collateral or (iii) in connection with any of the transactions contemplated by this Agreement.

(d)           Maintenance of Records.  Each Debtor will keep and maintain at its own expense complete and satisfactory records of the Collateral.

(e)           Inspection Rights.  The Secured Party shall have full access during normal business hours, and upon reasonable prior written notice, to all the books, correspondence and other records of each Debtor relating to the Collateral.  The Secured Party or its representatives may examine such records and make photocopies or otherwise take extracts from such records.  Each Debtor agrees to render to the Secured Party, at such Debtor’s expense, such clerical and other assistance as may be reasonably requested with regard to the exercise of its rights pursuant to this paragraph.

(f)           Compliance with Laws, etc.  Each Debtor will comply in all material respects with all laws, rules, regulations and orders of any governmental authority applicable to any part of the Collateral or to the operation of the Debtor’s business; provided, however, that such Debtor may contest any such law, rule, regulation or order in any reasonable manner which does not adversely affect the Secured Party’s rights or the priority of its liens on the Collateral.

(g)           Payment of Obligations.  Each Debtor will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral or with respect to any its income or profits derived from the Collateral, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if (i) the validity of such charge is being contested in good faith by appropriate proceedings, (ii) such proceedings do not involve any danger of the sale, forfeiture or loss of any of the Collateral or any interest in the Collateral and (iii) such charge is adequately reserved against on such Debtor’s books in accordance with generally accepted accounting principles.

(h)           Limitation on Liens on Collateral.  Each Debtor will not create, incur or permit to exist, will defend the Collateral against, and will take such other action as is necessary to remove, any lien or claim on or to the Collateral, other than the Security Interest, and will defend the right, title and interest of the Secured Party in and to any of the Collateral against the claims and demands of all other persons.

(i)            Limitations on Dispositions of Collateral.  Each Debtor will not sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so.

(j)            Further Identification of Collateral.  Each Debtor will furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request in writing, all in reasonable detail and in form and substance reasonably acceptable to the Secured Party, including, without limitation, copies of any reports, certificates, appraisals or other documents prepared for, or on behalf of, any lender to such Debtor, and with the delivery of each of the foregoing, a certificate of such Debtor executed by an officer thereof certifying as to the accuracy and completeness of the foregoing.  If any such records or reports regarding the Collateral are prepared by an accounting firm, each Debtor hereby authorizes such service to deliver such records, reports, and related documents to the Secured Party in accordance with the foregoing provisions.

3.           Secured Party’s Appointment as Attorney-in-Fact.

(a)           Powers.  For purposes of this Agreement, an “Event of Default” shall have occurred if/upon:

(i)           UCA (or NetFabric) shall fail to pay as and when due any principal or interest under the Note or the Credit Agreement.

(ii)          UCA or NetFabric shall breach or default in connection with any of the representations, warranties, covenants or obligations contained the Transaction Agreements.

(iii)         UCA or NetFabric makes an assignment for the benefit of creditors generally, offers a composition or extension to creditors, or makes or sends notice of an intended bulk sale of any business or assets now or hereafter owned or conducted.

(iv)         The commencement of any action for the dissolution or liquidation of either UCA or NetFabric, or the commencement of any case or proceeding for reorganization or liquidation of the Company’s debts under Title 11 of the United States Code as now or hereafter in effect, or any successor statute, or any other state or federal law, now or hereafter enacted for the relief of debtors, whether instituted by or against either Debtor; provided, however, that the each Debtor shall have sixty (60) days to obtain the dismissal or discharge of any involuntary proceeding filed against it.

(v)          The appointment of a receiver, liquidator, custodian, trustee or similar official or fiduciary for the Debtors or for a material portion of any property of the Debtors.

(vi)         The loss, theft, damage, destruction or write-down of any material portion of the Collateral

(b)           Powers.  Each Debtor hereby appoints the Secured Party and any officer or agent of the Secured Party, with full power of substitution, as its attorney-in-fact with full irrevocable power and authority in the place of such Debtor and in the name of such Debtor or its own name, from time to time in the Secured Party’s discretion so long as an Event of Default has occurred and is continuing, for the purpose of carrying out the terms of this Agreement, to take any appropriate action and to execute any instrument which may be necessary or desirable to accomplish the purposes of this Agreement.  Without limiting the foregoing, so long as an Event of Default has occurred and is continuing, the Secured Party shall have the right, without notice to, or the consent of, each Debtor, to do any of the following on such Debtor’s behalf:

(i)           to pay or discharge any taxes or liens levied or placed on or threatened against the Collateral;

(ii)          to direct any party liable for any payment under any of the Collateral to make payment of any and all amounts due or to become due thereunder directly to the Secured Party or as the Secured Party directs;

(iii)         to ask for or demand, collect, and receive payment of and receipt for, any payments due or to become due at any time in respect of or arising out of any Collateral;

(iv)         to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to enforce any right in respect of any Collateral;

(v)          to defend any suit, action or proceeding brought against such Debtor with respect to any Collateral;

               (vi)         to settle, compromise or adjust any suit, action or proceeding described in subsection (v) above and to give such discharges or releases in connection therewith as the Secured Party may deem appropriate;

(vii)       to assign any patent right included in the Collateral of each Debtor (along with the goodwill of the business to which any such patent right pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Secured Party shall in its sole discretion determine; and

(viii)      generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral and to take, at the Secured Party’s option and the Debtors’ expense, any actions which the Secured Party deems necessary to protect, preserve or realize upon the Collateral and the Secured Party’s liens on the Collateral and to carry out the intent of this Agreement, in each case to the same extent as if the Secured Party were the absolute owner of the Collateral for all purposes.

Each Debtor hereby ratifies whatever actions the Secured Party shall lawfully do or cause to be done in accordance with this Section 3.  This power of attorney shall be a power coupled with an interest and shall be irrevocable.

(c)           No Duty on Secured Party’s Part.  The powers conferred on the Secured Party by this Section 3 are solely to protect the Secured Party’s interests in the Collateral and shall not impose any duty upon it to exercise any such powers.  The Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Secured Party nor any of its officers, directors, employees or agents shall, in the absence of willful misconduct or gross negligence, be responsible to either Debtor for any act or failure to act pursuant to this Section 3.

4.           Performance by Secured Party of Debtors’ Obligations.  If either Debtor fails to perform or comply with any of its agreements or covenants contained in this Agreement and the Secured Party performs or complies, or otherwise causes performance or compliance, with such agreement or covenant in accordance with the terms of this Agreement, then the reasonable expenses of the Secured Party incurred in connection with such performance or compliance shall be payable by the Debtors to the Secured Party on demand and shall constitute Obligations secured by this Agreement.

5.           Remedies.

(a)           In addition to all other rights and remedies granted to it under this Agreement and the Transaction Agreements and under any other instrument or agreement securing, evidencing or relating to any of the Obligations, if any Event of Default shall have occurred and be continuing, the Secured Party may exercise all rights and remedies of a secured party under the New Jersey Uniform Commercial Code (the “UCC”).  Upon the occurrence of an Event of Default, the Secured Party shall have the right upon a public sale or sales of the Collateral, and, to the extent permitted by law, upon any such private sale or sales of the Collateral, to purchase for the benefit of the Secured Party, the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption each Debtor hereby releases.  In addition, the Secured Party shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to bid for all or any part of the Collateral, free of any right or equity of redemption, which equity of each Debtor hereby releases, and the amount of any such bid need not be paid by the Secured Party but shall be credited against the Obligations.  Such sales may be adjourned and continued from time to time with or without notice.  The Secured Party shall have the right to conduct such sales on each Debtor’s premises or elsewhere and shall have the right to use such Debtor’s premises without charge for such time or times as the Secured Party deems necessary or advisable.

(b)           Each Debtor further agrees that upon the occurrence and during the continuation of an Event of Default, at the Secured Party’s request, it will assemble the Collateral and make it available to the Secured Party at places which the Secured Party shall select, whether at such Debtor’s premises or elsewhere for sale, lease, or other disposition.  Until the Secured Party is able to effect such a sale, lease, or other disposition of Collateral, the Secured Party shall have the right to hold or use Collateral, or any part thereof, to the extent that they deem appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by the Secured Party.  The Secured Party shall have no obligation to any Debtor to maintain or preserve the rights of such Debtor as against third parties with respect to Collateral while Collateral is in the possession of the Secured Party.  The Secured Party may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Secured Party’s remedies (for the benefit of the Secured Party), with respect to such appointment without prior notice or hearing as to such appointment.  The Secured Party shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Obligations as provided in the Transaction Agreements, and only after so paying over such net proceeds, and after the payment by the Secured Party of any other amount required by any provision of law, need the Secured Party account for the surplus, if any, to the Debtors.  To the maximum extent permitted by applicable law, each Debtor waives all claims, damages, and demands against the Secured Party arising out of the repossession, retention or sale of the Collateral except such as arise solely out of the gross negligence or willful misconduct of the Secured Party as finally determined by a court of competent jurisdiction.  Each Debtor agrees that five (5) days prior written notice by Secured Party of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters.  Each Debtor shall remain jointly and severally liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations, including any attorneys’ fees or other expenses incurred by the Secured Party to collect such deficiency.

(c)           Except as otherwise specifically provided herein, each Debtor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Agreement or any Collateral.

6.           Limitation on Duties Regarding Preservation of Collateral.  The Secured Party’s sole duty with respect to the custody, safekeeping and preservation of the Collateral shall be to deal with it in the same manner as the Secured Party deals with similar property for its own account.  Neither the Secured Party nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Debtor or otherwise.

7.           Powers Coupled with an Interest.  All authorizations and agencies contained in this Agreement with respect to the Collateral are irrevocable and coupled with an interest.

8.           No Waiver; Cumulative Remedies.  The Secured Party shall not by any act (except by a written instrument pursuant to Section 9(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default under the Transaction Agreements or in any breach of any of the terms and conditions of this Agreement.  No failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof.  No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  A waiver by the Secured Party of any right or remedy under this Agreement on any one occasion shall not be construed as a bar to any right or remedy which the Secured Party would otherwise have on any subsequent occasion.  The rights and remedies provided in this Agreement are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

9.           Miscellaneous.

(a)           Amendments and Waivers.  Any term of this Agreement may be amended with the written consent of the parties or their respective successors and assigns.  Any amendment or waiver effected in accordance with this Section 9(a) shall be binding upon the parties and their respective successors and assigns.

(b)           Transfer; Successors and Assigns.  The terms and conditions of this Agreement shall be binding upon each Debtor and its successors and assigns and inure to the benefit of the Secured Party and its successors and assigns.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(c)           Governing Law.  This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

(d)           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(e)           Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(f)           Notices.  Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty-eight (48) hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party’s address or facsimile number as set forth below or as subsequently modified by written notice.

(g)           Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable.  In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(h)           Entire Agreement.  This Agreement, and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto concerning such subject matter are expressly canceled.

[SIGNATURE PAGE FOLLOWS]

The Debtor and Secured Party have caused this Agreement to be duly executed and delivered as of the date first above written.

DEBTOR:

UCA Services, Inc., d/b/a NetFabric Technologies, Inc.

By:	/s/
Fahad Syed, CEO

Address:	299 Cherry Hill Road
Parsippany, NJ 07054

Facsimile Number: 973-384-9061

DEBTOR:

NetFabric Holdings, Inc.

By:	/s/
Fahad Syed, CEO

Address:	299 Cherry Hill Road
Parsippany, NJ 07054

Facsimile Number: 973-384-9061

SECURED PARTY:

Fortify Infrastructure Services, Inc.

By:	/s/

Name: Rajkumar Velagapudi

Address:	2340 Walsh Avenue, Suite A
Santa Clara, CA 95051

Facsimile Number: 408-416-3237

SIGNATURE PAGE TO SECURITY AGREEMENT

EXHIBIT A

COLLATERAL OF UCA SERVICES, INC.

The Collateral shall consist of all assets of Debtor, including without limitation all right, title and interest of Debtor in and to the following:

(a)           All personal property, goods and equipment now owned or hereafter acquired, including without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

(b)           All inventory, now owned or hereafter acquired, including without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Debtor’s custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Debtor’s books relating to any of the foregoing;

(c)           All contract rights and general intangibles now owned or hereafter acquired, including, without limitation, easements, rights-of-way, goodwill, trademarks, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, causes of action, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

(d)           All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Debtor arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Debtor, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Debtor and Debtor’s Books relating to any of the foregoing;

(e)           All documents, cash, deposit accounts, securities, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Debtor’s books relating to the foregoing;

(f)           All copyrights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all mask work or similar rights available for the protection of semiconductor devices, now owned or hereafter acquired; all claims for damages by way of any past, present and future infringement of any of the foregoing;

(g)           All real property, leases of real property, easements, right-of-way, fiber conduit, man holes and hand holes, and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located; and

(i)           Any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

EXHIBIT A

COLLATERAL OF NETFABRIC HOLDINGS, INC.

The Collateral shall consist of all assets of Debtor, including without limitation all right, title and interest of Debtor in and to the following:

(a)           All personal property, goods and equipment now owned or hereafter acquired, including without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

(b)           All inventory, now owned or hereafter acquired, including without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Debtor’s custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Debtor’s books relating to any of the foregoing;

(c)           All contract rights and general intangibles now owned or hereafter acquired, including, without limitation, easements, rights-of-way, goodwill, trademarks, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, causes of action, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

(d)           All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Debtor arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Debtor, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Debtor and Debtor’s Books relating to any of the foregoing;

(e)           All documents, cash, deposit accounts, securities, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Debtor’s books relating to the foregoing;

(f)           All copyrights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all mask work or similar rights available for the protection of semiconductor devices, now owned or hereafter acquired; all claims for damages by way of any past, present and future infringement of any of the foregoing;

(g)           All real property, leases of real property, easements, right-of-way, fiber conduit, man holes and hand holes, and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located; and

(i)           Any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.